CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Supplemental Agreement No. 9 (“SA-9”) To
Purchase Agreement No. PA- 04749 Between
The Boeing Company
And
Hawaiian Airlines, Inc.
Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT NO. 9 (SA-9), entered into as of August 8, 2025, is by and between THE BOEING COMPANY (Boeing) and HAWAIIAN AIRLINES, INC. (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. PA-04749 dated July 18, 2018, (as amended, supplemented or modified from time to time prior to the date hereof, the Purchase Agreement) relating to Boeing Model 787 aircraft (Aircraft); and

WHEREAS, Customer has requested and Boeing agrees to substitute [***] as summarized below:

[***]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.

The attached “Table of Contents” of the Purchase Agreement deletes and replaces its antecedent “Table of Contents” to reflect the changes made by this SA-9.

2.Tables.

The Tables and Supplemental Exhibits in the Purchase Agreement are amended as set forth, to incorporate and reflect the changes made in this SA-9.

2.1 Table [***] is here by deleted in its entirety and replaced with a new Table 1A-1 “787-9 Aircraft Delivery, Description, Price and Advance Payments”, attached hereto, that is incorporated into the Purchase Agreement to reflect 787-9 Aircraft.

BOEING PROPRIETARY
P.A. 04749
HA

2.2 Table [***], attached hereto, is hereby added and incorporated into the Purchase Agreement to [***]

2.3 Table [***], attached hereto, is hereby added and incorporated into the Purchase Agreement to reflect the [***].

2.4 Table [***], attached hereto, is hereby added and incorporated into the Purchase Agreement to reflect the [***].

3.Exhibits and Supplemental Exhibits.

3.1 Exhibit [***], attached hereto, is hereby incorporated into the Purchase Agreement, to reflect the [***] in this SA-9.

3.2 Exhibit [***] is hereby deleted in its entirety and replaced with the revised Exhibit [***], attached hereto and incorporated into the Purchase Agreement in this SA-9.

3.3 Supplemental Exhibit [***] in the Purchase Agreement, titled [***] is hereby deleted in its entirety and replaced with the revised Supplemental Exhibit [***], attached hereto and incorporated into the Purchase Agreement to reflect requirements for 787-10 aircraft substituted into in this SA-9.

3.4 Supplemental Exhibit [***] in the Purchase Agreement, titled [***] is hereby deleted in its entirety and replaced with the revised Supplemental Exhibit [***], attached hereto and incorporated into the Purchase Agreement in this SA-9.

3.5 Supplemental Exhibit [***] in the Purchase Agreement, titled [***] is hereby deleted in its entirety and replaced with the revised Supplemental Exhibit [***], attached hereto and incorporated into the Purchase Agreement in this SA-9.

3.6 Supplemental Exhibit [***] in the Purchase Agreement, titled [***] is hereby deleted in its entirety and replaced with the revised Supplemental Exhibit [***], attached hereto and incorporated into the Purchase Agreement in this SA-9.

4.Letter Agreements.

4.1 Letter Agreement No. [***] titled “[***]” is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, which reflects adjusted terms as a result of [***] in this SA-9.

4.2 Letter Agreement No. [***] titled “[***]”, attached hereto, is hereby added and incorporated into the Purchase Agreement to reflect [***].

BOEING PROPRIETARY
P.A. 04749
HA

4.3 Letter Agreement No. [***] titled “[***]” is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, is hereby added and incorporated into the Purchase Agreement to revise the reference to Aircraft.

4.4. Letter Agreement No. [***] titled “[***]” is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, is hereby added and incorporated into the Purchase Agreement to revise the reference to Aircraft.

4.5 Letter Agreement No. [***] titled “[***]” is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, is hereby added and incorporated into the Purchase Agreement to revise the reference to Aircraft.

4.6 Letter Agreement No. [***] titled “[***]” is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, to reflect [***].

4.7 Letter Agreement No. [***] titled “[***]” is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, which reflects [***] in this SA-9.

4.8 Letter Agreement No. [***] titled “[***]” is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, is hereby added and incorporated into the Purchase Agreement to revise the reference to Aircraft.

4.19 Letter Agreement No. [***] titled “[***]”, attached hereto, is hereby added and incorporated into the Purchase Agreement to reflect [***].

4.10 Letter Agreement No. [***] titled “[***]” is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, which reflects adjusted terms as a result [***] in this SA-9.

4.11 Letter Agreement No. [***] titled “[***]” is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, is hereby added and incorporated into the Purchase Agreement to revise the reference to Aircraft.

4.12 Letter Agreement No. [***] titled “[***]” is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, is hereby added and incorporated into the Purchase Agreement to revise the reference to Aircraft.

4.13 Letter Agreement No. [***] titled “[***]”, attached hereto, is hereby added and incorporated into the Purchase Agreement to reflect [***].

BOEING PROPRIETARY
P.A. 04749
HA

4.14 Letter Agreement No. [***] titled “[***]” is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, is hereby added and incorporated into the Purchase Agreement to revise the reference to Aircraft.

4.15 Letter Agreement No. [***] titled “[***]”, attached hereto, is hereby added and incorporated into the Purchase Agreement.

4.16 Letter Agreement No. [***] titled “[***]” is hereby cancelled and deleted in its entirety from the Purchase Agreement.

4.17 Letter Agreement No. [***] titled “[***]” is hereby canceled and deleted in its entirety from the Purchase Agreement.

4.18 Letter Agreement No. [***] titled “[***]”, attached hereto, is hereby added and incorporated into the Purchase Agreement to reflect [***].

4.19 Letter Agreement No. [***] titled “[***]” is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, is hereby added and incorporated into the Purchase Agreement to revise the reference to Aircraft.

5.Advance Payments.

As a result of this SA-9, [***].

6.Effect on Purchase Agreement.

Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This SA-9 contains the entire agreement between the parties with respect to Boeing model 787-9 aircraft and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

AGREED AND ACCEPTED on the day and year written above.

BOEING PROPRIETARY
P.A. 04749
HA

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

HAWAIIAN AIRLINES, INC.

By

Its	SVP Fleet, Revenue Products and Real Estate

BOEING PROPRIETARY
P.A. 04749
HA